EXHIBIT 21.01

LIST OF THE REGISTRANT’S SUBSIDIARIES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, certain subsidiaries of the Registrant have been omitted which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1–02(w) of Regulation S–X) as of November 30, 2002.

Company	Jurisdiction of Incorporation
Lehman Brothers Holdings Inc.	Delaware
Banque Lehman Brothers S.A.	France
DA Group Holdings Inc.	Delaware
LBAC Holdings I Inc.	Delaware
Lehman Brothers Asia Capital Company	Hong Kong
LBCCA Holdings I Inc.	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Cayman Islands
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Global Thai Property Fund	Thailand
Falcon Holdings III Inc.	Cayman Islands
Falcon Holdings IV Inc.	Cayman Islands
Global Thai Finance Limited	Thailand
Global Thai Securities Limited	Thailand
Lehman Brothers Asia Capital Company	Hong Kong
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
LBCCA Holdings II Inc.	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Cayman Islands
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Global Thai Property Fund	Thailand
Falcon Holdings III Inc.	Cayman Islands
Falcon Holdings IV Inc.	Cayman Islands
Global Thai Finance Limited	Thailand
Global Thai Securities Limited	Thailand
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
LBHK Funding (Cayman) No. 4 Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 1 Ltd.	Cayman Islands
LBO Funding (Cayman) Limited	Cayman Islands
Lehman Brothers Hong Kong Funding LP	Jersey
Lehman Brothers Hong Kong Olympus Funding L.P.	Cayman Islands
LBQ Funding (Cayman) Limited	Cayman Islands
LB Vin Co Inc.	Delaware
Lehman ALI Inc.	Delaware
314 Commonwealth Ave. Inc.	Delaware
Stockholm Investments Limited	Cayman Islands
Lehman CMBS Funding Inc.	Delaware
LUBS Inc.	Delaware
Property Asset Management Inc.	Delaware
Lehman Syndicated Loan Funding Inc.	Delaware
Lehman Brothers AIM Holding LLC	Delaware
Lehman Brothers Alternative Investment Management LLC	Delaware
Lehman Brothers Bancorp Inc.	Delaware
Lehman Brothers Bank, FSB	Delaware

Lehman Brothers Canada Inc.	Canada
Lehman Brothers Commercial Corporation	Delaware
Lehman Brothers Finance S.A.	Switzerland
Lincoln Capital Fixed Income Management Company, LLC	Delaware
Lehman Brothers Global Asset Management Inc.	Delaware
Lehman Brothers Futures Asset Management Corp.	Delaware
Lehman Brothers Inc.	Delaware
Lehman Brothers Asia Limited	Hong Kong
Lehman Brothers Derivative Products Inc.	Delaware
Lehman Brothers Financial Products Inc.	Delaware
Lehman Brothers Investment Holding Company Inc.	Delaware
Lehman Brothers Asia Holdings Limited	Hong Kong
Lehman Brothers Asia Limited	Hong Kong
Lehman Brothers Nominees (H.K.) Limited	Hong Kong
Lehman Brothers Equity Finance (Cayman) Limited	Cayman Islands
Lehman Brothers Futures Asia Limited	Hong Kong
Lehman Brothers Pte Ltd.	Singapore
LBQ Hong Kong Funding Ltd.	Hong Kong
Lehman Brothers Securities Asia Limited	Hong Kong
Lehman Brothers Special Financing Inc.	Delaware
Lehman Commercial Paper Inc	New York
LCPI Properties Inc.	New Jersey
LW-LP Inc.	Delaware
Lehman CMO Inc.	Maryland
Lehman ABS Corporation	Delaware
Lehman Pass-Through Securities Inc.	Delaware
Lehman Structured Securities Corp.	Delaware
Lehman Syndicated Loan Inc.	Delaware
Structured Asset Securities Corporation	Delaware
LB I Group Inc.	Delaware
DL Mortgage Corp.	Delaware
LBQ Hong Kong Funding Ltd.	Hong Kong
Lehman Insurance Company	Arizona
Lehman VIP Holdings Inc.	Delaware
RIBCO SPC, Inc.	Delaware
RIBCO LLC	Delaware
Lehman Brothers Insurance Agency L.L.C.	Delaware
Lehman Brothers Investments Pte Limited	Singapore
Lehman Brothers Japan Inc.	Cayman Islands
Lehman Brothers (Luxembourg) S.A.	Luxembourg
Lehman Brothers Private Equity Advisers L.L.C.	Delaware
Lehman Brothers OTC Derivatives Inc.	Delaware
Lehman Brothers Realty Corp.	Delaware
Lehman Brothers U.K. Holdings (Delaware) Inc.	Delaware
Lehman Brothers Spain Holdings Limited	United Kingdom
Lehman Brothers Luxembourg Investments Sarl	Luxembourg
Lehman Brothers U.K. Holdings Ltd.	United Kingdom
Lehman Brothers Holdings Plc.	United Kingdom
Edgeworth Capital LLP	United Kingdom
LB Cayman Finance Limited	Cayman Islands
LBO Investments Limited	United Kingdom
LBQ Funding (UK) Limited	United Kingdom
Lehman Brothers International (Europe)	United Kingdom
Lehman Brothers Europe Limited	United Kingdom
Lehman Brothers Limited	United Kingdom
Lehman Brothers Treasury Co. B.V.	The Netherlands
Lehman Brothers Capital GmbH, Co.	Germany
Lehman Brothers Verwaltungs-und Beteiligungsgesellschaft mbH	Germany
Lehman Brothers Bankhaus Aktiengesellschaft	Germany

Lehman Investments Inc.	Delaware
Lehman Re Ltd.	Bermuda
Lehman Risk Advisors Inc.	Delaware
Lehman Structured Assets Inc.	Delaware
MMP Funding Corp.	Delaware